UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 5, 2018

3M COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

File No. 1-3285	41-0417775
(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota	55144-1000
(Address of Principal Executive Offices)	(Zip Code)

(651) 733-1110

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) As previously announced and reported on Form 8-K, Michael F. Roman, executive vice president and chief operating officer, has been appointed by the Board of Directors to become 3M Company’s chief executive officer, effective July 1, 2018, succeeding Inge G. Thulin.  In connection with this appointment, the Compensation Committee of the Board of Directors has determined Mr. Roman’s compensation and benefit arragements. The following describes the key terms of his compensation and benefit arrangements when he assumes the chief executive officer position in July:

Cash — Mr. Roman’s annual target cash compensation will be $3,120,000 — composed of an annual base salary of $1,200,000 paid in accordance with the Company’s payroll practices, as in effect from time to time, plus target annual incentive compensation of $1,920,000.  For 2018, both amounts will be prorated from July 1.  Mr. Roman’s actual annual incentive compensation will be determined by the Board of Directors (or a duly authorized committee thereof) and may be more or less than this target amount depending on a variety of factors, including Mr. Roman’s individual performance and the performance of the Company.  The amount of Mr. Roman’s target cash compensation will be reviewed at least once a year and may be adjusted at the discretion of the Board of Directors.

Long-Term Incentives — The Board of Directors (or a duly authorized committee thereof) will determine the target value of Mr. Roman’s annual long-term incentive grants each year based on market data from 3M’s benchmarking groups and his individual performance.  These grants generally will be made in the form of stock options and performance shares. Regardless of an award’s target value, the actual value that ultimately may be realized will depend on a number of factors, including satisfaction of the vesting terms and 3M’s stock price at the time of exercise or settlement.  The actual form of each award, the number of shares of 3M stock covered, the exercise or purchase price of the underlying shares, the vesting requirements, and the other terms and conditions of each award will be determined by the Board of Directors (or a duly authorized committee thereof), in its discretion.

Benefits and Perquisites — Mr. Roman will be eligible to participate in the same retirement and welfare benefit plans, and receive financial planning assistance, to the extent that the Company makes such benefits available to its other similarly situated executives and, in each case, in accordance with the terms of the plans and policies as in effect from time to time.  He will be expected to use 3M’s corporate aircraft for all business and personal travel, as described in, and subject to, 3M’s Policy on Use of Company Aircraft, as amended from time to time.  3M also will provide an appropriate vehicle and driver for Mr. Roman’s business travel in the Twin Cities metropolitan area (including commuting to and from the Company’s offices), and pay all expenses of operating this vehicle. 3M will provide video security monitoring for both of Mr. Roman’s personal residences.  3M will not provide tax gross-up payments with respect to any of Mr. Roman’s benefits, perquisites or other compensatory payments.

(e) Mr. Roman’s compensation and benefit arrangements when he assumes the chief executive officer position on July 1, 2018, are described in (c) above, and are incorporated by reference hereunder. Mr. Roman’s current compensation and benefit arrangements as executive vice president and chief operating officer are described in the 2018 proxy statement of the Company.

As previously announced and reported on Form 8-K, Inge G. Thulin has been appointed by the Board of Directors to become executive chairman of the Board of Directors, effective July 1, 2018.  In connection with this appointment, Mr. Thulin’s current compensation and benefit arrangements as the chief executive officer (as described in the 2018 proxy statement of the Company) will be changed. The following describes the key terms of his compensation and benefit arrangements when he assumes the executive chairman position in July:

Cash — Mr. Thulin’s annual target cash compensation will be $2,500,000 — composed of an annual base salary of $1,000,000 paid in accordance with the Company’s payroll practices, as in effect from time to time, plus target annual incentive compensation of $1,500,000.  For 2018, both amounts will be prorated from July 1.  Mr. Thulin’s actual annual incentive compensation will be determined by the Board of Directors (or a duly authorized committee thereof) and may be more or less than this target amount depending on a variety of factors, including Mr. Thulin’s individual performance and the performance of the Company.  The amount of Mr. Thulin’s target cash compensation will be reviewed at least once a year and may be adjusted at the discretion of the Board of Directors.

Long-Term Incentives — The Board of Directors (or a duly authorized committee thereof) will determine the target value of Mr. Thulin’s annual long-term incentive grants each year based on market data from 3M’s benchmarking groups and his individual performance.  These grants generally will be made in the form of stock options and performance shares.  Regardless of an award’s target value, the actual value that ultimately may be realized will depend on a number of factors, including satisfaction of the vesting terms and 3M’s stock price at the time of exercise or settlement.  The actual form of each award, the number of shares of 3M stock covered, the exercise or purchase price of the underlying shares, the vesting requirements, and the other terms and conditions of each award will be determined by the Board of Directors (or a duly authorized committee thereof), in its discretion.

Benefits and Perquisites — Mr. Thulin will be eligible to participate in the same retirement and welfare benefit plans, and receive financial planning assistance, to the extent that the Company makes such benefits available to its other similarly situated executives and, in each case, in accordance with the terms of the plans and policies as in effect from time to time.  For his safety, security and convenience, he will be permitted to use 3M’s corporate aircraft for all business and personal travel, as described in, and subject to, 3M’s Policy on Use of Company Aircraft, as amended from time to time.  3M will not provide tax gross-up payments with respect to any of Mr. Thulin’s benefits, perquisites or other compensatory payments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3M COMPANY

By:	/s/ Gregg M. Larson
Gregg M. Larson,
Vice President, Deputy General Counsel and Secretary

Dated: May 24, 2018